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Supplement to Statement of Additional Information dated March 1, 2016

Harbor Bond Fund
Effective June 1, 2016, Harbor Bond Fund shall have additional flexibility to invest in securities rated below investment grade. The percentage of the Fund’s total assets that may be invested in securities rated below investment grade is increasing from 15% of total assets to 20% of total assets. In addition, the minimum credit quality rating applicable to securities rated below investment grade is being removed.
Accordingly, effective June 1, 2016, the first paragraph on page 5 within the “Below Investment-Grade Fixed Income Securities” section under Investment Policies is hereby replaced in its entirety with the following:
Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund invest primarily in below investment-grade securities. Harbor Global Growth Fund, Harbor Commodity Real Return Strategy Fund, Harbor Unconstrained Bond Fund, Harbor Bond Fund and Harbor Real Return Fund may invest up to 5%, 10%, 40%, 20% and 10%, respectively, of its assets in below investment-grade securities, commonly referred to as “high-yield” or “junk” bonds. For all securities other than mortgage-related securities, the investments of Harbor Commodity Real Return Strategy Fund and Harbor Real Return Fund in below investment-grade securities are limited to those rated B or higher by S&P, Moody’s or Fitch Ratings, or, if unrated, determined to be of comparable quality. For mortgage-related securities, these Funds may invest in securities of any credit quality, including those rated below B.
May 17, 2016
Investors Should Retain This Supplement For Future Reference
S0517.SAI.0301